Fees Summary	Jan. 27, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 188,807,100.83
Previously Paid Amount	0
Total Fee Amount	28,906.37
Total Offset Amount	0
Net Fee	$ 28,906.37